SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2007 (August 31, 2007)

HOLLY ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)	75201-6915 (Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On August 31, 2007, HEP Pipeline Assets, Limited Partnership, a wholly owned subsidiary of Holly Energy Partners, L.P. (the “Partnership”), and Alon USA, LP entered into an agreement (the “Amendment”) that amended and supplemented the Pipeline Lease Agreement dated February 21, 1997, between Navajo Pipeline Company (predecessor in interest to HEP Pipeline Assets, Limited Partnership) and American Petrofina Pipe Line Company (predecessor in interest to Alon USA, LP). The Amendment (1) reduces the amount of leased capacity on the Partnership’s Orla, Texas to El Paso, Texas pipeline by 2,500 barrels per day, (2) extends the terms of two of Alon’s separate capacity leases on the pipeline for an additional 10 years (through August 31, 2018 and July 31, 2020, respectively), and (3) proportionately reduces the amount of lease rental payments based on the reduction in the amount of leased capacity. Additionally, the Amendment provides Alon with an option, with 60 days notice, to expand the leased capacity by 2,500 barrels per day for a term of 10 years, and provides Alon with the right to renew the capacity lease expiring on August 31, 2018 for an additional 10 year term. After entering into the Amendment, the total capacity leased by Alon on the pipeline is 17,500 barrels per day, subject to Alon’s right to expand the capacity mentioned above.
     In addition to the relationship between the Partnership and Alon created under the Pipeline Lease Agreement, as amended by the Amendment, Alon owns 937,500 Class B subordinated units of the Partnership, which are all of the Partnership’s Class B subordinated units and which comprise approximately 5.7% of the Partnership’s total outstanding equity ownership, and the Partnership is a party to a pipelines and terminals agreement with Alon that expires in 2020 as described in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2006.
     A copy of the Amendment is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

10.1 -	Amendment and Supplement to Pipeline Lease Agreement, dated August 31, 2007, between HEP Pipeline Assets, Limited Partnership and Alon USA, LP.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

	By:	HEP Logistics Holdings, L.P. its General Partner

		By:	Holly Logistic Services, L.L.C. its General Partner

			By:	/s/ Stephen J. McDonnell

Stephen J. McDonnell Vice President & Chief Financial Officer
Date: September 7, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

10.1 —	Amendment and Supplement to Pipeline Lease Agreement, dated August 31, 2007, between HEP Pipeline Assets, Limited Partnership and Alon USA, LP.